As filed with the Securities and Exchange Commission on July 18, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 18, 2012
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 18, 2012, Bank of America Corporation (the Corporation) announced financial results for the second quarter ended June 30, 2012, reporting second quarter net income of $2.5 billion, or $0.19 per diluted share. A copy of the press release announcing the Corporation's results for the second quarter ended June 30, 2012 as well as certain earnings related slides for use in connection with an earnings investor conference call and webcast are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.
The information provided under Item 2.02 of this report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
ITEM 7.01. REGULATION FD DISCLOSURE.
On July 18, 2012, the Corporation will hold an investor conference call and webcast to disclose financial results for the second quarter ended June 30, 2012. The Supplemental Information package and earnings related slides for use during this conference call and webcast are furnished herewith as Exhibits 99.3 and 99.4, and incorporated by reference in this Item 7.01. All information in Exhibits 99.3 and 99.4 is presented as of the particular date or dates referenced therein, and the Corporation does not undertake any obligation to, and disclaims any duty to, update any of the information provided.
The information in the preceding paragraph, as well as Exhibits 99.3 and 99.4 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information or Exhibits 99.3 and 99.4 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
Exhibits 99.1 and 99.2 are filed herewith. Exhibits 99.3 and 99.4 are furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.2	Select earnings related slides for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.3	Supplemental Information for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.4	Earnings related slides for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer
Dated: July 18, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.2	Select earnings related slides for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.3	Supplemental Information for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012

99.4	Earnings related slides for use on July 18, 2012 with respect to the Corporation’s financial results for the second quarter ended June 30, 2012